Exhibit 10(ii)(d)

AMENDMENT TO COST SHARING AGREEMENT

(Parent to Subsidiaries)

THIS AMENDMENT (“Amendment”), effective as of February 1, 2012 (the “Effective Date”), amends Cost Sharing Agreement (Subsidiaries to Parent) effective January 1, 2008 (the “Agreement”), by and between CUNA Mutual Insurance Society, now known as, CMFG LIFE INSURANCE COMPANY (“Parent”) and its subsidiaries, and is entered into by Parent, Subsidiaries, CUNA Mutual Holding Company (“CM Holding”) and CUNA Mutual Financial Group, Inc.(“CM Financial”).

WHEREAS, this Amendment is fully incorporated into the Agreement; capitalized terms used in this Amendment, and not otherwise defined herein, will have the meanings set forth in the Agreement; and

WHEREAS, Parent was reorganized into a mutual holding company structure in which CM Holding and its direct wholly-owned subsidiary, CM Financial were formed and Parent and Subsidiaries became the direct and indirect wholly-owned subsidiaries of CM Financial; and

WHEREAS, CM Financial and CM Holding wish to become parties to the Agreement;

NOW, THEREFORE, in consideration of the responsibilities respectively assumed by the parties under the terms and conditions of the Agreement, the parties hereto intending to be legally bound hereby agree that the provisions of this Addendum shall control the terms and conditions of the Agreement to the extent set forth herein:

1.       CM Holding and CM Financial each agree to become a party to the Agreement, each as a Subsidiary (as defined in the Agreement), and accept all applicable terms and conditions of the Agreement, and shall be bound by all of the obligations and entitled to the rights of a Subsidiary thereunder.

All other terms and conditions of the Agreement not materially affected by this Amendment shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have caused this Amendment to the Cost Sharing Agreement (Parent to Subsidiaries) to be executed by their duly-authorized representatives on the Effective Date set forth above.

CMFG LIFE INSURANCE COMPANY		CUNA MUTUAL HOLDING COMPANY

By:		By:

Print Name:	Chris Copeland	Print Name:	Alastair Shore

Title:	VP, Corporate Treasurer	Title:	EVP, Chief Financial Officer

CUNA MUTUAL FINANCIAL GROUP, INC.

By:

Print Name:	Andrew Michie

Title:	SVP, Chief Accounting Officer

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